SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) October 24, 1997

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                         COUNTRY STAR RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

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    Delaware                         0-23136                     62-1536550
(State or other                  (Commission File              (IRS Employer
jurisdiction of                      Number)                 Identification No.)
 incorporation)

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            4929 Wilshire Boulevard, Suite 428, Los Angeles, CA 90010
            (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code  213/634-5588

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Item 9. Sales of Equity Securities Pursuant to Regulation S

         Country Star Restaurants, Inc. (the "Company") sold in two transactions securities that were not registered under the Securities Act of 1933, as amended, in reliance upon Regulation S.

         In the first transaction, the securities sold by the Company were 5% Convertible Debentures. The date of sale was October 24, 1997. An aggregate of $150,000 of Debentures were sold for the purchase price of $150,000, which was paid in cash at closing. The purchasers of the Debentures were institutional investors located abroad.

         The Debentures are due and payable on January 31, 1998. The outstanding balance of the Debentures bears interest at the rate of 5% per annum, payable quarterly. Interest is payable in cash, or at the option of the Company, in shares of common stock valued at a price equal to 80% of the average closing bid price of the common stock during the 5 trading days preceding the date on which the interest payment is made. The principal amount of the Debentures is convertible, in whole or in part, into common stock of the Company at any time after the date of issuance. Upon conversion, the holders of the Debentures are entitled to acquire shares of common stock of the Company at a price equal to the lesser of 80% of the average closing bid price of the common stock during
(a) the 5 trading days immediately preceding the date of conversion or (b) the 5 trading days immediately preceding the date of issuance of the Debentures.

         In the second transaction, the securities issued by the Company were 5,000,000 shares of its Common Stock, par value $.001 per share. The date of sale was October 24, 1997. The shares of Common Stock were issued to institutional investors located abroad. The consideration received by the Company was a full release by these institutional investors of alleged claims they have against the Company.

         No underwriting discounts or commissions were paid in connection with either of the transactions.


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

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Los Angeles, State of California on November 7, 1997.


                                                  COUNTRY STAR RESTAURANTS, INC.
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                                                        (Registrant)

Dated:  November 7, 1997                                /s/ Dan J. Rubin
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                                                        (Signature)
                                                  Dan J. Rubin, Chief Executive
                                                    Officer and President


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